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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                             PURSUANT TO SECTION 13
                           OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                          Date of Report: May 5, 1999


                          ORIENTAL FINANCIAL GROUP INC.
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             (Exact Name of Registrant as Specified in its Charter)


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
     Commonwealth of Puerto Rico                          001-12647                           66-0538893
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(State or other Jurisdiction of Incorporation)       (Commission File No.)                (I.R.S. Employer
                                                                                         Identification No.)

       Hato Rey Tower, Suite 501
        268 Munoz Rivera Avenue
         San Juan, Puerto Rico                                                                   00918
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  (Address of Principal Executive Offices)                                                    (Zip Code)

Registrant's telephone number, including area code:                                         (787) 766-1986
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ITEM 5.  OTHER EVENTS

         On May 5, 1999, Oriental Financial Group Inc. (the "Company") closed the sale of 1,225,000 shares of its 7.125% Noncumulative Monthly Income Preferred Stock, Series A, through a group of underwriters led by Santander Securities Corporation of Puerto Rico at a price to the public of $25.00 per share. The Company received proceeds of approximately $30 million from the offering, before deducting expenses of the offering.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits


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
         Exhibit No.                     Description of Document
         -----------                     -----------------------
              4                 Certificate of Designation creating the 7.125%
                                Noncumulative Monthly Income Preferred Stock,
                                Series A (incorporated by reference to Exhibit
                                4.1 of the Company's Registration Statement on
                                Form 8-A filed with the SEC on April 30, 1999,
                                File No. 001-12647 ).
             99*                Press Release dated May 5, 1999.
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*Filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   May 5, 1999                By:         /s/ RAFAEL VALLADARES
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                                                  Rafael Valladares
                                               Senior Vice President and
                                        Controller (Principal Financial Officer)




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                                INDEX OF EXHIBITS


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
    Exhibit No.                    Description of Document                                 Page No.
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
         4            Certificate of Designation creating the 7.125%
                      Noncumulative Monthly Income Preferred Stock, Series A
                      (incorporated by reference to Exhibit 4.1 of the Company's
                      Registration Statement on Form 8-A filed with the SEC on
                      April 30, 1999, File No. 001-12647).
        99*           Press Release dated  May 5, 1999.
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*Filed herewith.